                                                                Exhibit 10.15


                                     CONSENT


          CONSENT, dated as of February 2, 1996 (this "Consent"), to the Loan and Security Agreement, dated as of December 31, 1994, between Foothill Capital Corporation, a California corporation ("Foothill") and Telemundo Group, Inc. ("Group") and certain of its subsidiaries from time to time party to that certain Loan and Security Agreement, dated as of December 31, 1994 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").


                              W I T N E S S E T H:


          WHEREAS, Group (or its Subsidiaries) has (i) offered to purchase for cash any and all of its Senior Notes (the "Repurchase Offer"), (ii) solicited consents to certain amendments to the indenture for the Senior Notes (the "Consent Solicitation"), (iii) filed with the Securities and Exchange Commission on November 27, 1995 a registration statement (No. 33-64599) with respect to the issuance of new senior notes due 2006 (as may be amended from time to time in accordance with the terms hereof, the "New Notes"), and (iv) entered into a Agreement to Purchase NST Venture Interest and Capital Stock, dated November 8, 1995 with respect to the acquisition of a 74.5% interest in WSNS-TV (of which 50% will be held by Telemundo of Chicago, Inc., a Delaware corporation and a wholly-owned subsidiary of Group ("TCI") through its acquisition of Harriscope of Chicago, Inc., an Illinois corporation ("Harriscope") and 24.5% will be held directly by TCI) (the "Acquisition");

          WHEREAS, the Borrower has requested that Foothill consent to, and Foothill has agreed to consent to, the consummation of the Repurchase Offer and the Consent Solicitation, the issuance of the New Notes and the Acquisition (collectively, the "Transactions");

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

          SECTION 1. DEFINITIONS. Capitalized terms not herein defined shall be used as defined in the Credit Agreement.

          SECTION 2. CONSENT. Notwithstanding anything else contained in the Credit Agreement to the contrary, Foothill hereby consents to the foregoing described Transactions for all purposes of the Credit Agreement (and the other Loan Documents). For greater specificity, in respect of the foregoing, the parties hereto agree that from the date hereof, the Tangible Net Worth covenant contained in Section 6.14(b) of the Credit Agreement shall be calculated without giving effect to the Transactions until such time as a new Tangible Net Worth covenant is established pursuant to the next sentence hereof. The parties hereto agree to negotiate reasonably and in good faith to establish a new Tangible Net Worth covenant (presently reflected in Section 6.14(b) of the Credit Agreement) based upon Borrower's projected financial performance after the consummation of the Transactions. In addition, the parties hereto agree that Schedule 5.16 shall be amended to add the information indicated on Exhibit 1 attached hereto. Furthermore, Group hereby agrees not to amend the terms of the New Notes unless such amended terms are not materially more onerous or restrictive to Borrower than those contained in such registration statement. Without limiting the foregoing, Group hereby agrees that the aggregate principal amount of the New Notes shall not exceed Two Hundred Million Dollars ($200,000,000) (after giving effect to the refinancing of the existing Senior Notes by such New Notes) and that no changes to the pro forma cash interest expense amounts and the interest expense amounts contained in the registration statement will be made such that such changes would be materially adverse to the financial position of Borrower in comparison to the amounts contained in such registration statement.

          SECTION 3. ACQUISITION. Foothill hereby agrees that the grant of a security interest to Foothill pursuant to Section 4 of the Credit Agreement shall not apply to the Acquisition, and that no security interest shall be granted to Foothill with respect to (i) the assets (including the assets acquired after the date hereof) of WSNS-TV or the joint venture owning such assets, (ii) the partnership interests in such joint venture and (iii) the shares and assets (including the assets acquired after the date hereof) of TCI and Harriscope. For greater specificity, in respect of the foregoing, the parties hereto agree that neither TCI, Harriscope, WSNS-TV, nor the joint venture shall be a Borrower or Debtor for purposes of the Credit Agreement, and that neither the assets (including the assets acquired after the date hereof) of WSNS-TV or the joint venture owning such assets, the partnership interest in such joint venture, nor the shares and assets (including the assets acquired after the date hereof) of TCI and Harriscope shall constitute Collateral or Real Property as defined in the Credit Agreement.

          SECTION 4. COUNTERPARTS. This Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same instrument.

          SECTION 5. LIMITED CONSENT. The consent set forth in Section 2 hereof is specific in scope, and intent, and, except as expressly set forth herein, shall not operate as a waiver or modification of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under the Loan Documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered as of the date first above written.


                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation


                                   By /s/ Nancy Perry
                                     -------------------------------------------
                                   Title: Assistant Vice President
                                         ---------------------------------------

                                   TELEMUNDO GROUP, INC.,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   ESTRELLA COMMUNICATIONS, INC.,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   ESTRELLA LICENSE CORPORATION,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------

                                   NEW JERSEY TELEVISION BROADCASTING
                                   CORPORATION, a New York corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------

                                   TELEMUNDO NETWORK, INC.,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF AUSTIN, INC.,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF FLORIDA, INC.,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF GALVESTON-HOUSTON, INC.,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF MEXICO, INC.,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF NORTHERN CALIFORNIA, INC.,
                                   a California corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------

                                   TELEMUNDO OF SAN ANTONIO, INC.,
                                   a Texas corporation

                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF SANTA FE, INC.,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TU MUNDO MUSIC, INC.,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   SACC ACQUISITION CORPORATION,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   SAT CORPORATION,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   SPANISH AMERICAN COMMUNICATIONS CORPORATION, a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------

                                   WNJU-TV BROADCASTING CORPORATION,
                                   a New Jersey corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   WNJU LICENSE CORPORATION,
                                   a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF FLORIDA LICENSE CORPORATION, a
                                   Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF GALVESTON-HOUSTON LICENSE
                                   CORPORATION, a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF NORTHERN CALIFORNIA LICENSE
                                   CORPORATION, a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------


                                   TELEMUNDO OF PUERTO RICO LICENSE CORPORATION, a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------

                                   TELEMUNDO OF SAN ANTONIO LICENSE CORPORATION, a Delaware corporation


                                   By /s/ Peter Housman
                                     -------------------------------------------
                                   Title: Chief Financial Officer
                                         ---------------------------------------

                                                                       EXHIBIT 1


                              CHART OF SUBSIDIARIES

                           AMENDMENT TO SCHEDULE 5.16
                     (AS OF THE CLOSING OF THE ACQUISITION)


                                           Holder of Shares/
                           Number of          Partnership            Jurisdiction of
        Issuer             Shares             Interests              Incorporation
        ------             ------             ---------              -------------
 Telemundo of
 Chicago, Inc.              100                Group                   Delaware

 Harriscope of
 Chicago, Inc.            593,494               TCI                    Illinois

 Video 44
 Partnership               74.5%            TCI - 24.5%                Illinois
                                           Harriscope - 50%